UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2018

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On November 8, 2018, Moody’s Corporation (the “Company” or “Moody’s”) announced the appointment of Caroline Sullivan as Senior Vice President and Corporate Controller. Ms. Sullivan, 49, joins Moody’s from Bank of America, a multinational bank and financial services company, where she served as Managing Director and Global Banking Controller since 2017. Prior to that role, Ms. Sullivan supported the bank’s Global Wealth & Investment Management business from 2015 to 2017 in a variety of positions including Controller and was Chief Financial Officer for the Latin America region from 2014 to 2015. From 2011 to 2013, she served as the Legal Entity Controller for the bank’s main broker dealer and other Merrill Lynch entities. Ms. Sullivan previously held various senior positions at several banks and a major accounting firm, and is a member of the American Institute of Certified Public Accountants (AICPA).

Ms. Sullivan will join the Company on December 3, 2018, and will succeed the acting principal accounting officer, David Hogan, as of such date.

In connection with her appointment, Ms. Sullivan will have an initial annual base salary of $400,000 and an annual cash incentive award of $275,000, which amount is guaranteed for 2018. Her target annual cash incentive for 2019 will be $250,000. Annual cash incentive awards will be payable in the same form and time frame as for the Company’s other senior executives. In addition, Ms. Sullivan will receive a new hire award valued at $100,000 on December 31, 2018, comprised 100% of restricted stock units that vest annually over two years. Ms. Sullivan also will be considered for additional long-term incentive awards at the time awards are generally made to eligible employees of Moody’s, with a recommended total target grant value of $325,000, subject to approval by the Compensation & Human Resources Committee of the Company’s Board of Directors. Those awards will be comprised 60% in performance shares for the period 2019-2021, 20% in stock options and 20% in restricted stock units. Ms. Sullivan will be covered by the Moody’s Change in Control Severance Plan and the Moody’s Corporation Career Transition Plan, each as in effect at the relevant time.

A copy of the Company’s press release announcing Ms. Sullivan’s appointment is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	“Financial Statements and Exhibits”

(d) Exhibits

99.1 Press release of Moody’s Corporation dated November 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Corporate Secretary and Associate General Counsel

Date: November 8, 2018

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